UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 22, 2004

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On October 22, 2004, USEC entered into a Memorandum of Understanding (the "MOU") with the United States Department of Energy ("DOE") regarding the transfer of natural uranium hexafluoride.

Under the DOE-USEC Agreement signed in June 2002 (the "DOE-USEC Agreement"), DOE is obligated to replace or remediate certain natural uranium inventory transferred to USEC from DOE prior to privatization in 1998, but which contained elevated levels of technetium that would put the uranium out of specification for commercial use. Out of specification means that the uranium would not meet the industry standard as defined in the American Society for Testing and Materials ("ASTM") specification "Standard Specification for Uranium Hexafluoride for Enrichment." USEC has been working with DOE to implement this process. Pursuant to the terms of the DOE-USEC Agreement, DOE was obligated, as of March 31, 2003, to exchange, replace or reimburse USEC for 2,116 metric tons of out-of-specification natural uranium. In June 2004, DOE notified USEC that, subject to certain conditions and restrictions, it was authorizing the transfer of 2,116 metric tons of uranium to USEC in exchange for 2,116 metric tons of out-of-specification uranium. The MOU sets forth the terms for this transfer and exchange.

The MOU obligates DOE to transfer title to and custody of 2,116 metric tons of natural uranium hexafluoride to USEC, subject to USEC's right to inspect the transferred cylinders and natural uranium. Upon the transfer to USEC by DOE of title to and custody of the 2,116 metric tons of natural uranium, USEC will release DOE from any liability relating to that amount of the affected uranium. USEC will also transfer title to 2,116 metric tons of out-of-specification uranium to DOE.

The MOU also provides that, subject to the availability of funds and legislative authority, DOE and USEC will conclude a future agreement pursuant to which USEC will process affected uranium to remove the technetium contaminants.

The foregoing summary of the MOU is qualified in its entirety by reference to the MOU, a copy of which is filed as Exhibit 10.68.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number -- 10.68

Description -- Memorandum of Understanding between USEC Inc. and the United States Department of Energy, dated October 22, 2004, Effectuating the Transfer of Natural Uranium Hexafluoride for Affected Inventory.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

October 28, 2004	By:	/s/ Ellen C. Wolf

Name: Ellen C. Wolf
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit Index

Exhibit No.	Description

10.68	Memorandum of Understanding between USEC Inc. and the United States Department of Energy, dated October 22, 2004, Effectuating the Transfer of Natural Uranium Hexafluoride for Affected Inventory.